Exhibit 99.1
InvestMNt Conference

May 24, 2012
NASDAQ: HTCO

Safe Harbor Statement
Information set forth in this presentation contains financial estimates and other forward-looking statements that are subject to risks and uncertainties; therefore, actual results might differ materially from such statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. A discussion of factors that may affect future results is contained in HickoryTech’s filings with the Securities and Exchange Commission. HickoryTech disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise. This presentation also contains certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are
available in our presentation.

Founded in 1898 as Mankato Citizens Telephone Company
 NASDAQ: HTCO, 52-week range: $8.15 - $12.45
 Shares outstanding: 13.5 million, Market Cap: $130 million
 Quarterly Dividend $0.14, Annualized: $0.56, Yield: 6%
2011 Revenue: $163.5 million
a leading, regional
communications provider
 Employees: 500
Named by Forbes as one of best 100 small companies
in America

Transforming HickoryTech
Enventis
Acquisition
CP Telecom
Acquisition

Greater MN
Broadband
Collaborative
Project
Initiated
Close on IdeaOne
Acquisition

Phase 2 of Broadband
Project fiber build
Building a Regional
Communications Company…
Fiber network
expansion to
So. Dakota,
No. Dakota

Mankato
Des Moines
Telecom Service Areas
HickoryTech Fiber Network
Stimulus Route
Extended Network
Community Fiber Ring
Backbone POP

HickoryTech

Regional Service Area
• Telecom Service Area -
 residential and business
 services in southern
 Minnesota, northwest Iowa
 and Des Moines area

Ely
Babbitt
Virginia
Hibbing
Grand Rapids
Duluth
Fargo
Moorhead
Brainerd
Superior
Fergus Falls
Alexandria
St. Cloud
Minneapolis
St. Paul
Eau Claire
Shakopee
Farmington
Red Wing
Mankato
Faribault
Winona
Owatonna
Rochester
La Crosse
Luverne
Windom
Sioux Falls
Austin
Albert Lea
Rock Rapids
Hull
Akron
Urbandale
Waukee
Des Moines
West Des Moines
Telecom Service Areas
HickoryTech Fiber Network
Stimulus Route
Extended Network
Community Fiber Ring
Backbone POP

HickoryTech

Regional Service Area
• Enventis acquisition
 (2006) added statewide
 fiber network, presence
• CP Telecom acquisition
 (2009) added commercial
 business focus
• Organic expansion -
 Sioux Falls and Fargo
 fiber routes (2010)

International Falls
Ely
Babbitt
Hibbing
Virginia
Grand Rapids
Duluth
Fargo
Moorhead
Detroit Lakes
Brainerd
Superior
Wadena
Staples
Fergus Falls
Sandstone
Hinckley
Pine City
Alexandria
North Branch
St. Cloud
Forest Lake
St. Paul
Minneapolis
Eau Claire
Shakopee
Farmington
Red Wing
Faribault
Mankato
Winona
Owatonna
Luverne
Windom
Rochester
La Crosse
Sioux Falls
Austin
Rock Rapids
Albert Lea
Hull
Akron
Urbandale
Waukee
Des Moines
West Des Moines
HickoryTech Fiber Network
Stimulus Route
Extended Network
Community Fiber Ring
Backbone POP
Telecom Service Areas

Regional Service Area
Extensive five-state network
includes 3,250 fiber route
miles
•Greater Minnesota
Broadband Project will add
430 fiber route miles
•IdeaOne (2012) acquisition
added 225 fiber route miles

Grow Business Services

Manage Telecom Decline, Enhance Broadband Services

Fiber Network Expansion

Maintain strong balance sheet, manage free cash flow, reduce debt

HickoryTech

Strategic Initiatives
Goal: Diversify Revenue and Increase Shareholder Value

Enventis Wins Cisco Data Center Partner of the Year- May 2012

Closed on IdeaOne Acquisition – March 2012

Rang the Closing Bell at NASDAQ market – January 2012

Named one of Forbes Best 100 Small Companies – October 2011

Increased Cash Dividend – October 2011

Announced Share Repurchase Plan of up to $3 M – August 2011

Signed favorable new financing agreement – August 2011

Began construction on Greater Minnesota Broadband Collaborative Project – August 2011

HickoryTech

Recent Highlights

IdeaOne Acquisition
Close Date	March 1, 2012
IdeaOne	CLEC based in Fargo, North Dakota focused on business customers
Transaction price	$28 million, cash transaction with routine adjustments for capital expenditures and working capital adjustments
Financing structure	$22 M of new term debt under existing credit facility plus $6 M cash
Fiber network	225 fiber route miles, 650 lit buildings,
Employees	40 based in Fargo, North Dakota

International Falls
Ely
Babbitt
Virginia
Hibbing
Grand Rapids
Duluth
FARGO
Moorhead
Detroit Lakes
Brainerd
Superior
Wadena
Staples
Fergus Falls
Alexandria
Sandstone
Hinckley
Pine City
North Branch
St. Cloud
Forest Lake
St. Paul
Minneapolis
Eau Claire
Shakopee
Farmington
Red Wing
Faribault
Mankato
Winona
Owatonna
Rochester
La Crosse
Luverne
Windom
Austin
Sioux Falls
Rock Rapids
Albert Lea
Hull
Akron
Urbandale
Waukee
Des Moines
West Des Moines

HickoryTech

Idea One Acquisition
• Fiber-based communications
 provider in Fargo, North Dakota
• Fits strategy; primarily business
 revenue
• Further diversification
• Connects with regional fiber
 network
• Free cash flow accretive in 2012

Wholesale

- Wireless backhaul
- Ethernet services
- Fiber network expansion

Enterprise

- Lit Buildings
- Fiber and Data Services
- Equipment Solutions

Commercial

- Voice
- Hosted VoIP SingleLink
- Internet Data Services

Residential

- Broadband Services
- Digital TV
- DSL

HickoryTech

Diverse Customer Base and Services
Customers range from national carrier to residential

Revenue Growth & Diversification
69% of 2011 revenue was from Business and
Broadband Services
2006 Revenue
$132.9 M
2011 Revenue
$163.5 M
Legacy Telecom
Business &
Broadband

EBITDA Growth
• Grew EBITDA
 $9.2 M since 2006
• Compound annual
 growth rate of 5%
($ in Millions)

$0.48
$0.48
$0.49
$0.52
$0.525
$0.545
2006
2007
2008
2009
2010
2011

HickoryTech

Shareholder Dividends
Increased dividend in 2011 and 2010
•More than 60 years of dividend payments
•Dividend yield: 5-6%

($ in Millions)
$43.3
$4.9
$21.4
$(2.4)
$7.3
$12.1
EBITDA
Interest Expense
Capex (net of broadband grant received)
Cash Taxes (Refund)
Dividend Payment
Excess Cash

HickoryTech

2011 Free Cash Flow
Free Cash Flow = $19.4 M
Dividend Payout is
38%

Q1-2012: Solid Start to Year
• Strong Financial Performance
 Fiber & Data revenue, +22%
 Equipment revenue, +67%
 Telecom revenue, -6%

• Progress with Greater Minn.
 Broadband Collaborative Project
 Phase 1 of project 99% complete,
 Phase 2 construction in progress

• Strong Balance Sheet
 Solid free cash flow, debt of $142
 million, cash $20 million
Grew business
revenues and
earnings
Fiber network
expansion,
last-mile fiber builds
Completed
IdeaOne
Acquisition

Positioning	
Long-Standing Dividend	
Solid Track Record	
Strong Cash Flow	
Growth Goal	

HickoryTech

HickoryTech Strengths
Diverse revenue streams / markets, emerging
growth through business services and fiber
network expansion
More than 60 years of dividend return, yield 5-6%
Increased dividend in 2011 and 2010
Experienced company with 114-year track record
of financial stability
Strong cash flow, strong balance sheet,
high level of recurring revenue
Focused on increasing the value of HickoryTech by
growing EBITDA, strategic services, managing debt

Focused on Business and Broadband Growth, and increasing Shareholder Value

HickoryTech

Questions
NASDAQ: HTCO

Appendix
• Greater Minnesota Broadband Project
• 2012 Fiscal Outlook
• Debt Balance
• Reconciliation on Non-GAAP

Greater MN Broadband Project

Fargo
Moorhead
Detroit Lakes
Perham
Brainerd
Wadena
Staples
Duluth
Superior
Sandstone
Hinckley
Pine City
Rush City
North Branch
Wyoming
Forest Lake
St. Cloud
Minneapolis
St. Paul
Eau Claire
Le Sueur
Mankato
Lake Crystal
Madelia
Owatonna
Windom
Janesville
St. James
New Richland
Rochester
Luverne
Worthington
Albert Lea
Austin
Sioux Falls
Des Moines
Mayo Site
State Site
Enventis Fiber Network
Fiber Network Expansion
Extended Network
Served Community

HickoryTech

• $24 M project funded with
 $16.8 M NTIA Grant Award and
 $7.2 M HickoryTech investment
• Construction of 430 fiber optic
 miles includes two northern routes
• Partners: education, health care
 and state/government entities
Middle-mile project will add high-
capacity fiber network throughout rural
Minn. and connect anchor institutions

Revenue	• $177 M to $183 M
Net Income	• $7.6 M to $8.6 M
Diluted EPS	• $0.57 to $0.64 per share
Capital Spending	• $25 M to $29 M
EBITDA	• $46 M to $48 M
Debt (Year end)	• $141 to $144 M

HickoryTech

2012 Fiscal Outlook
Outlook provided in Q4 earnings release on March 6, 2012.

$143.1
$143.0
$129.2
$129.0
$127.0
$125.4
$120.5
$118.1
$119.0
$118.9
$120.2
$107.2
$141.9
$121.2
2006
2007
2008
2009
2010
2011
Q1-12

Debt Balance
($ in Millions)
Net Debt Balance
Cash on hand
Past acquisitions drove debt increase; history of debt pay down
Enventis
Acquisition
IdeaOne
Acquisition

(Dollars in thousands)	Twelve Months Ended December 31 2011	2010	2009	2008	2007	2006
Reconciliation of net income to EBITDA:						
Net income (from continuing operations)	$ 9,237	$ 12,094	$ 11,273	$ 8,029	$ 8,611	$ 5,235
Add:						
Depreciation	22,702	21,665	20,176	19,479	17,847	16,949
Amortization	354	357	1,001	1,127	1,157	1,172
Interest expense	4,885	4,914	6,918	6,870	8,121	7,362
Income Taxes	5,596	4,033	499	5,420	6,711	3,372
Acquisition related expenses	510	-	-	-	-	-
Loss on Discontinued Operations	-	-	-	-	24	-
EBITDA[1] (from continuing operations)	$ 43,284	$ 43,063	$ 39,867	$ 40,925	$ 42,471	$ 34,090
Total short and long-term debt obligations	120,235	118,959	120,491	127,005	129,206	143,089
Debt to EBITDA ratio	2.8	2.8	3.0	3.1	3.0	4.2

HickoryTech

Reconciliation of Non-GAAP
1 EBITDA, a non-GAAP financial measure, is as defined in our debt agreement.

Reconciliation of net debt:	Mar 31, 2012	Dec 31, 2011	Dec 31, 2010	Dec 31, 2009	Dec 31, 2008	Dec 31, 2007	Dec 31, 2006
Debt obligations, net of current maturities	$ 140,272	$ 118,828	$ 114,067	$ 119,871	$ 125,384	$ 128,475	$ 141,529
Current maturies of long-term obligations	1,621	1,407	4,892	620	1,621	731	1,560
Total Debt	$ 141,893	$ 120,235	$ 118,959	$ 120,491	$ 127,005	$ 129,206	$ 143,089
Less:							
Cash and cash equivalents	20,724	13,057	73	2,420	1,626	171	84
Net Debt	$ 121,169	$ 107,178	$ 118,886	$ 118,071	$ 125,379	$ 129,035	$ 143,005

HickoryTech

Reconciliation of Non-GAAP
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